For Immediate Release

October 2, 2024

Company Contact: Brent Maedl Director, Corporate Finance & Investor Relations brent.maedl@broadstone.com 585.382.8507

Broadstone Net Lease Schedules Third Quarter 2024 Earnings Release and Conference Call

VICTOR, N.Y. – Broadstone Net Lease, Inc. (NYSE: BNL) (“BNL” or the “Company”) today announced that it will release its financial and operating results for the quarter ended September 30, 2024, after the market closes on Wednesday, October 30, 2024. The Company will host its earnings conference call and audio webcast on Thursday, October 31, 2024, at 10:00 a.m. Eastern Time.

Conference Call and Webcast Details

To access the live webcast, which will be available in listen-only mode, please visit: https://events.q4inc.com/attendee/940770546. If you prefer to listen via phone, U.S. participants may dial: 1-833-470-1428 (toll free) or 1-404-975-4839 (local), access code 340652. International access numbers are viewable here: https://www.netroadshow.com/events/global-numbers?confId=71859.

A replay of the conference call webcast will be available approximately one hour after the conclusion of the live broadcast. To listen to a replay of the call via the web, which will be available for one year, please visit: https://investors.bnl.broadstone.com.

About Broadstone Net Lease, Inc.

BNL is an industrial-focused, diversified net lease REIT that invests in primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Utilizing an investment strategy underpinned by strong fundamental credit analysis and prudent real estate underwriting, as of June 30, 2024, BNL’s diversified portfolio consisted of 777 individual net leased commercial properties with 770 properties located in 44 U.S. states and seven properties located in four Canadian provinces across the industrial, restaurant, healthcare, retail, and office property types.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “outlook,” “potential,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “expect,” “intends,” “anticipates,” “estimates,” “plans,” “would be,” “believes,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements, including our 2024 guidance and assumptions, involve known and unknown risks and uncertainties, which may cause BNL’s actual future results to differ materially from expected results, including, without limitation, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, property investments and acquisitions, and the timing and uncertainty of completing these property investments and acquisitions, and uncertainties regarding future distributions to our stockholders. These and other risks, assumptions, and uncertainties are described in Item 1A “Risk Factors” of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024, which you are encouraged to read, and will be available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company assumes no obligation to, and does not currently intend to, update any forward-looking statements after the date of this press release, whether as a result of new information, future events, changes in assumptions, or otherwise.